Credit Suisse 2013 Healthcare Conference

November 13, 2013



Cary Claiborne, Chief Financial Officer



Silvia Taylor, SVP, IR, PR & Corporate Communications

SUCAMPO
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Agenda

Forward-Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 8-K and 10-K, which Sucampo incorporates by reference.

Sucampo Value Proposition: Commercial-Stage, Global Biopharmaceutical Company

Two FDA-Approved Drugs	• AMITIZA (lubiprostone) in gastroenterology Approved for chronic idiopathic constipation (CIC), irritable bowel syndrome with constipation (IBS-C), and opioid-induced constipation (OIC) • RESCULA (unoprostone isopropyl) in ophthalmics Approved for the lowering of intraocular pressure in patients with open-angle glaucoma or ocular hypertension
Stable & Growing Revenue & Royalty Base	• Significant source of funding • Profitable – Q3 YTD • Global Partnerships
Unique	• Proprietary Prostone Technology • Robust pipeline

® Registered trademark of Sucampo



AMITIZA U.S.





Continued AMITIZA YOY Growth

- Takeda reported Q3 net sales at $72.5M*; 3.5% YoY increase in net sales to $204M through September
- Total prescriptions up 5.6% Q3 YoY[1]

OIC Opportunity

- 40-80% of non-cancer patients on chronic opioids will suffer from OIC[2]
  - Moderate to severely constipated market estimated at 2-2.5M[3]
- 26.5% increase** in TRx for targets in pain management, rheumatology, surgery and anesthesiology specialists[4]
- Sucampo to exercise co-promote option in OIC targets with contract sales organization; Takeda to reimburse Sucampo based on details to healthcare prescribers

Base Business Remains Strong

- Preferred managed care position, Medicare Part D plan share continues to grow
- Significantly lower copay vs. competition

See Reference 1-4; *AMITIZA net sales reported by Takeda for royalty calculation purposes **26.5% growth in new targets for the first full quarter post the launch of the OIC indication

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AMITIZA U.S. OIC Launch: Building on Strengths and Heritage

>7M prescriptions over 7 years

Pregnancy warning removed from label

→ **Build on Strength in Long-Term Safety**

	AMITIZA	MiraLax
Provides Sustained Relief	74.7	67.7
Relieves Bloating/Discomfort	72.2	61.8
Relieves Abdominal Pain	71.5	62.4
Low Incidence of Diarrhea	64.1	57.8

→ **Build on Strength in Efficacy[4]**


AMITIZA Coverage
100%
80%
60%
40%
20%
0%
80.5%
85.3%
All Channels
Part D

→ **Build on Strength in Managed Care Access**

*AMITIZA is covered for 90% of lives nationally for all channels[6]

Global AMITIZA Approvals and Regulatory Filings

AMITIZA has been used for >7 years with >7M prescriptions by patients suffering from CIC and IBS-C





Switzerland
CIC (2009)
OIC (filed)
U.K.
CIC (2012)
OIC (filed)
U.S.
CIC (2006)
IBS-C (2008)
OIC Approved
(April 2013)
Japan
CC (2012)
Incl OIC

AMITIZA Global Snapshot

Japan

- Sucampo Japan sales up 58.2% to $5.2M Q3 vs. Q2
- $10M contribution to Sucampo topline for first nine months of 2013
- June disease awareness pilot shown to be effective in motivating patients to ask physicians about AMITIZA[4]
  - Abbott to conduct targeted consumer awareness effort
- 2 week limitation removal effective December

Europe

- OIC filings in U.K. and Switzerland on track for approval 1H 2014
- MHRA CIC assessment report initiated as part of MRP; finalization expected following OIC approval
- NICE endorsement process in U.K. ongoing
- Sales of AMITIZA for CIC continued to increase in Switzerland during Q3
  - Gastroenterologist Rxs also increased

Rest of World

- Continued partnership discussions with global and regional companies for AMITIZA for new indications and new territories (Europe, China, Latin America and other emerging markets)

SUCAMPO The Science of Innovation

See Reference 4

AMITIZA Intellectual Property

AMITIZA has a robust U.S. patent estate

- 13 patents
- Latest patents expire in 2027

Paragraph IV certification notice letter to Sucampo received on January 2, 2013 regarding ANDA submitted to FDA by Anchen Pharmaceuticals

- Notice letter alleges the 126 claims in AMITIZA's composition, method of use, and/or formulation patents are invalid, unenforceable, and/or will not be infringed by Anchen's manufacture, use or sale of the product described in its ANDA
  - Sucampo, joined by Takeda and R-Tech Ueno, filed patent infringement lawsuit against Anchen and Par Pharmaceuticals on February 8, 2013
  - 30-month stay through July 2015

Well-positioned to defend AMITIZA IP

- Only one claim of the patents needs to be successful



RESCULA U.S. Overview





New RESCULA Commercial Strategy

- RESCULA prescriptions continuing to grow slowly[7]
- Commercialization strategy revised to prioritize efforts on current prescribers
  - 75% reduction in RESCULA Selling & Marketing expenses anticipated in 2014
  - Moving to contract sales organization for increased efficiency and flexibility, lower cost
  - In-house sales force eliminated
  - Limited mix of inside sales and other promotional tactics, including digital, to reach non-prescribers

Continued Positive Feedback

- RESCULA meets or exceeds prescribers IOP-lowering expectations[4]
- Included in prescribers' armamentarium

See References 4, 7

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Sucampo's Proprietary Prostone Platform Technology

Sucampo: Only company developing and commercializing prostone compounds globally

Prostones:

- Functional fatty acids naturally occuring in the human body
- Ion-channel activators
- Physiological mediators of restoration of cellular homeostasis and tissue regeneration

Clinical safety profile of prostones is well-tolerated, as demonstrated by the clinical safety record of AMITIZA and RESCULA

Clinical potential of prostones is broad and applicable to various therapeutic fields beyond those already established

See Reference 8

Proprietary Platform Technology: Sucampo's Prostones are Highly Potent Ion-Channel Activators


Prostones
ClC-2−Chloride Channel Activation
BK-Potassium Channel Activation
AMITIZA
RESCULA
Fluid Secretion
Barrier Repair and Mucosal Protection
Anti-Inflammatory Activity
Smooth Muscle Relaxation
Nerve Stabilization
Prevents Neuronal Cell Death

See Reference 8

Sucampo Prostone Pipeline Key Highlights

AMITIZA Clinical Development & Life Cycle Management

New liquid dosage form

- Initiated liquid formulation pivotal trial in CIC in adults October 2013; alternative treatment for patients who prefer not to take capsules
  - Takeda funding 100% of development costs
  - NDA filing planned after trial ends 1H 2014

Pediatric Constipation

- Pediatric Functional Constipation P3 program to be initiated Q4 2013
- Very common GI complaint in children[9]; WW prevalence ~18%[9-10]
- Accounts for 3-5% of outpatient visits[11] and remains severe in up to 50% of children years after initial diagnosis[12]
- Previous open-label study results published October in JPGN* online
- Takeda funding 70% of development costs



Abdominal radiograph of constipated child showing stool throughout the colon

Unoprostone Isopropyl for Retinitis Pigmentosa

Retinitis Pigmentosa (RP)

- Degenerative retinal disease with no approved prescription medicines available[4]
- Ongoing P3 clinical trial in unoprostone isopropyl by development partner, R-Tech Ueno
  - Patient enrollment completed October 2013
  - Interim one-year results available early 2015
- Unoprostone isopropyl has received orphan drug designation for RP in the U.S. & E.U.
- Sucampo will work with regulatory authorities in the U.S. & E.U. to determine required incremental data for filing in each region


Normal Vision


Retinitis Pigmentosa

See References 4, 9-14

*Journal of Pediatric Gastroenterology and Nutrition

Sucampo Prostone Pipeline Key Highlights *(cont.)*

Ion Channel Activators for Lumbar Spinal Stenosis

Lumbar Spinal Stenosis (LSS)

- Degenerative change in lumbar spine; unmet medical need with limited treatment options globally
- More than 400,000 Americans, most >60 years of age, may be suffering from symptoms caused by lumbar spinal stenosis[15]
- Treatment phase of P2a, double-blind, placebo-controlled trial of IV ion channel activator complete; top-line results to be announced by year-end


Facet Joints
Spinal Canal
Disk
Normal
Spinal Stenosis

- Next phase of development for PO ion channel activator to be initiated Q1 2014
  - PO ion channel activator also being considered for development in new therapeutic areas

Cobiprostone for Oral Mucositis

Oral Mucositis

- P1b study of oral spray formulation of cobiprostone began October 31
- Debilitating side effect of radiation therapy and chemotherapy
- ~350,000 head and neck cancer patients in the U.S.[17]; oral mucositis affects 80-90%[18] of these patients
  - Total WW market estimated to be up to $500M[4]
- A few prescription treatments available to address specific aspects but currently no comprehensive treatments available for oral mucositis[4]
- As reported earlier, P1a results indicated that oral spray formulation is generally well-tolerated





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See Reference 4, 15-19

Clinical Pipeline & Product Development Highlights

CLINICAL FOCUS	STAGE OF CLINICAL DEVELOPMENT			
LEAD COMPOUNDS	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
Lubiprostone Liquid Formulation CIC				Began 3Q13
Unoprostone Isopropyl Retinitis Pigmentosa*				Began 1Q13
Lubiprostone Pediatric Functional Constipation				Phase 3 4Q13
IV Ion Channel Activator Spinal Stenosis			Phase 2a Began 1Q13	
PO Ion Channel Activator Spinal Stenosis		Phase 1b 1Q14		
Cobiprostone Oral Mucositis		Phase 1b Began 4Q13		

SUCCESSFULLY COMPLETED | PROJECTED START | ONGOING

*Co-developing with R-Tech Ueno, Ltd.

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Key Facts & Financial Highlights

Key Facts	
Trading Symbol	SCMP (NASDAQ)
Corporate Headquarters	Bethesda, MD
Stock Price (11-11-13), 52-Week Range	$6.37, $10.48 to $4.41
Shares Outstanding (11-11-13)	42.5M (1 class of common stock)
Daily Volume (90-day average)	114,754
Market Capitalization (11-11-13)	$270.5M
Enterprise Value (11-11-13)	$237.5M
Financial Highlights as of 1st 9 Months of 2013	
Cash & Equivalents	$91.0M
Total Revenue	$65.1M
Net Income, excluding special items	$7.0M
EPS, excluding special items	$0.16
AMITIZA U.S. Net Sales (as reported by Takeda for royalty calculation purposes):	$204.1M

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Financial Guidance

Financial Guidance	
Full Year 2013	
Net Income, excluding special items	$3M to $5M
EPS, excluding special items	$0.07 to $0.12
2014	
Reiterate profitability (specific earnings range to be provided on Q4 earnings call)	

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2013 Key Value Drivers

AMITIZA	U.S.	✓ Obtain approval of OIC sNDA: 1Q 2013 ✓ $10M milestone payment upon commercial launch of OIC
	Global	❑ **Pursue strategic alliances; new AMITIZA indications / territories**
	Japan	✓ Grow sales in Japan in 2013
	E.U.	✓ Submit for regulatory approval of OIC in Switzerland and U.K. by 1Q 2013 ✓ Begin active marketing in Switzerland for CIC ❑ **Use MHRA approval to seek expansion of CIC and OIC indication to other E.U. markets via MRP** ❑ **Seek NICE endorsement for CIC and OIC, and make AMITIZA available in U.K. for CIC**
RESCULA	U.S.	✓ Launch: 1Q 2013
Pipeline	Lubiprostone	❑ **Achieve FPFV in Pediatric P3 trial in 4Q 2013**
	Cobiprostone	✓ Complete oral mucositis P1a trial: 2Q 2013 ✓ Initiate P1b trial in oral mucositis: 4Q 2013
	IV Ion Channel Activator	❑ **Complete spinal stenosis P2a trial: 4Q 2013**

✓ Completed ❑ In Progress

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Key Upcoming Events

Q4 2013
Q4
Start of phase 3 trial of lubiprostone for Pediatric Functional Constipation Start of phase 1b trial of cobiprostone for Oral Mucositis Top-line results of phase 2a trial of IV ion channel activator for Lumbar Spinal Stenosis

Q4 2013 / 1H 2014
CEO Transition (EST)

1H 2014
Q1
AMITIZA OIC indication potential approval in Switzerland / U.K.

Conclusion

Two FDA-Approved Drugs	• AMITIZA (lubiprostone) in gastroenterology Approved for chronic idiopathic constipation (CIC), irritable bowel syndrome with constipation (IBS-C), and opioid-induced constipation (OIC) • RESCULA (unoprostone isopropyl) in ophthalmics Approved for the lowering of intraocular pressure in patients with open-angle glaucoma or ocular hypertension
Stable & Growing Revenue & Royalty Base	• Significant source of funding • Profitable – Q3 YTD • Global Partnerships
Unique	• Proprietary Prostone Technology • Robust pipeline

Appendix

Key Facts & Financial Highlights

Key Facts	
Trading Symbol	SCMP (NASDAQ)
Corporate Headquarters	Bethesda, MD
Stock Price (11-11-13), 52-Week Range	$6.37, $10.48 to $4.41
Shares Outstanding (11-11-13)	42.5M (1 class of common stock)
Daily Volume (90-day average)	114,754
Market Capitalization (11-11-13)	$270.5M
Enterprise Value (11-11-13)	$237.5M

Financial Highlights as of 1st 9 Months of 2013	
Debt	$57.9M
Cash & Equivalents	$91.0M
Total Operating Expense	$49.1M
Total Revenue	$61.5M
Net Income, excluding special items	$7.0M
R&D Revenue	$16.3M
Product Royalty Revenue	$37.3M
R&D Expense	$14.5M
EPS, excluding special items	$0.16
AMITIZA U.S. Net Sales (as reported by Takeda for royalty calculation purposes):	$204.1M

Terms of Sucampo's AMITIZA Agreements

Takeda Agreement

- Takeda shall promote, market, and sell AMITIZA in U.S. and Canada
- Sucampo's tiered royalty rate: 18%−26% of annual net sales
- Sucampo earned $20M in upfront and $140M in development milestone payments as of 09/30/13
  - Sucampo received $10M milestone payment following the first OIC sale
- Sucampo received $113M in reimbursement for R&D expenses from Takeda as of 09/30/13

Abbott Japan Agreement

- Abbott Japan shall promote, market, and sell AMITIZA for CIC in Japan
- Sucampo will sell product to Abbott Japan at discount to Abbott Japan's approved reimbursement price
- Sucampo earned $10M in upfront and $27.5M in development milestone payments as of 09/30/13

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Issued Lubiprostone U.S. Patents

U.S. Patent No.	Expires	Type of Patent
5,284,858	2014	Composition of matter (drug substance)
6,414,016	2020	Therapeutic use (treating constipation)
6,583,174	2020	Composition of matter (drug product)
6,982,283	2022	Therapeutic use (treating OIC)
7,064,148	2022	Therapeutic use (treating constipation)
7,417,067	2020	Composition of matter (drug product)
7,795,312	2024	Therapeutic use (treating IBS)
8,026,393	2027	Composition of matter (drug product)
8,071,613	2020	Therapeutic use (treating constipation)
8,088,934	2021	Composition of matter (drug substance)
8,097,649	2020	Composition of matter (drug product)
8,097,653	2022	Therapeutic use (treating constipation)
8,114,890	2020	Composition of matter (drug product
8,338,639	2027	Composition of matter (drug product)
8,389,542	2022	Composition of matter (drug product) and therapeutic use (treating constipation)

*Orange Book-listed patents concerning lubiprostone:
http://www.accessdata.fda.gov/scripts/cder/ob/docs/patexclnew.cfm?Appl_No=021908&Product_No=001&table1=OB_Rx
http://www.accessdata.fda.gov/scripts/cder/ob/docs/patexclnew.cfm?Appl_No=021908&Product_No=002&table1=OB_Rx

Additional Issued Patents

Lubiprostone Ex U.S.

Japanese Patent No.	Expires	Type of Patent
4,332,316	2023	Composition of matter (drug substance and drug product)
4,332,353	2022	Therapeutic use (treating OIC)
4,684,334	2023	Therapeutic use (treating constipation)
4,783,794	2028	Composition of matter (drug product)
4,786,866	2023	Therapeutic use (treating constipation)
4,852,229	2023	Therapeutic use (treating constipation)
4,889,219	2024	Therapeutic use (treating IBS)

European Patent No.	Expires	Type of Patent
1,220,849	2020	Composition of matter (drug product)
1,315,485	2021	Therapeutic use (treating constipation)
1,392,318	2022	Therapeutic use (treating OIC)
1,426,361	2020	Composition of matter (drug substance)
1,443,938	2022	Therapeutic use (treating constipation)
1,978,944	2027	Composition of matter (drug product)

Unoprostone

U.S. Patent No.	Expires	Type of Patent
6,770,675	2018	Composition of matter (drug product) and therapeutic use (treating ocular hypertension)
6,458,836	2021	Therapeutic use (treating ocular hypertension and glaucoma)

*Orange Book-listed patents concerning unoprostone isopropyl,:
http://www.accessdata.fda.gov/scripts/cder/ob/docs/patexclnew.cfm?Appl_No=021214&Product_No=001&table1=OB_Rx

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References

1. IMS Smart View, NPA Report, client Factored Numbers, September 2012-September 2013
2. Camilleri M. Opioid-induced constipation: challenges and therapeutic opportunities. *Am J Gastroenterol.* 2011 May;106(5):835-42
3. Clearview Analysis 2008
4. Internal Research
5. AMITIZA Physician ATU W11 2013
6. Fingertip Formulary (NOV 2013)
7. IMS Smart View, RAPID Weekly, Client Factored Numbers
8. Sucampo data on file
9. Rajindrajith *et al.* "Constipation in Children: Novel Insight Into Epidemiology, Pathophysiology and Management." *J Neurogastroenterol Motil.* 2011. January; 17(1):35–47.
10. Loening-Baucke V. Prevalence rates for constipation and faecal and urinary incontinence. *Arch Dis Child.* 2007 Jun;92(6):486-9
11. Rasquin A. et al. Childhood functional gastrointestinal disorders: child/adolescent. Gastroenterology 2006 Apr;130(5):1527–37
12. Staiano A. et al Long-term follow-up of children with chronic idiopathic constipation. Digestive Diseases and Sciences 1994 March;39(3):561-564
13. Radiograph from Borowitz - Pediatric Constipation article on Medscape website; accessed 09.19.13
14. Photos from Foundation Fighting Blindness website What is Retinitis Pigmentosa?; accessed 09.19.13
15. The American Association of Neurological Surgeons website Lumbar Spinal Stenosis; accessed 09.19.13
16. Diagram from American Academy of Orthopaedic Surgeons website Lumbar Spinal Stenosis; accessed 09.19.13
17. Based on statistics from the American Cancer Society and the National Cancer Institute
18. Trotti A *et al.* Mucositis incidence, severity and associated outcomes in patients with head and neck cancer receiving radiotherapy with or without chemotherapy: a systematic literature review. *Radiother Oncol.* 2003 Mar;66(3):253-62
19. Photos from Silverman - Diagnosis and management of oral mucositis. *J Support Oncol* 2007; 5 (2 Suppl 1):13-21

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